                                                                    Exhibit 24.1


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21/st/ day of September, 2001.


                                      /s/ L. Pendleton Siegel
                                   -----------------------------------------
                                   Chairman of the Board, Chief Executive
                                   Officer and Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.


                                      /s/ Gerald L. Zuehlke
                                   ---------------------------------------
                                   Vice President, Finance and Chief
                                   Financial Officer

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Terry L. Carter
                                    ---------------------------------
                                    Chief Accounting Officer

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of September, 2001.



                                         /s/ Richard A. Clarke
                                      --------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24/th/ day of September, 2001.



                                      /s/ Boh A. Dickey
                                   -------------------------------
                                   Director

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21/st/ day of September, 2001.


                                      /s/ Vivian W. Piasecki
                                    --------------------------------
                                    Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24/th/ day of September, 2001.


                                      /s/ Gregory L. Quesnel
                                    ------------------------------
                                    Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24/th/ day of September, 2001.


                                      /s/ Toni Rembe
                                    ------------------------------
                                    Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21/st/ day of September, 2001.



                                      /s/ Reuben F. Richards
                                   --------------------------------
                                   Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24/th/ day of September, 2001.


                                      /s/ Judith M. Runstad
                                   ----------------------------------
                                   Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21/st/ day of September, 2001.



                                      /s/ Frederick T. Weyerhaeuser
                                   ----------------------------------------
                                   Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Potlatch Corporation, a Delaware corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21/st/ day of September, 2001.



                                      /s/ William T. Weyerhaeuser
                                    -----------------------------------
                                    Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 11/th/ day of September, 2001.



                                      /s/ Robert B. Purcell
                                    --------------------------------
                                    President and Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Douglas D. Spedden
                                   ----------------------------
                                   Treasurer

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Terry L. Carter
                                    ----------------------------
                                    Controller

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Phillip M. Baker
                                   ------------------------------------
                                   Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Richard K. Kelly
                                   -----------------------------
                                   Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                  /s/ Richard L. Paulson
                               -----------------------------------
                               Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Duluth & Northeastern Railroad Company, a Minnesota corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                  /s/ Gerald L. Zuehlke
                               ---------------------------------
                               Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Richard K. Kelly
                                    -------------------------------
                                    President and Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                           /s/ Douglas D. Spedden
                                         -------------------------------
                                         Treasurer and Assistant Secretary

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                    /s/ Terry L. Carter
                                    ------------------------------
                                    Controller

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Thomas G. Herion
                                   --------------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                               /s/ Malcolm A. Ryerse
                                               -----------------------------
                                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Richard L. Paulson
                                   ---------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Warren & Saline River Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Gerald L. Zuehlke
                                   -------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                             /s/ Richard K. Kelly
                                         -----------------------------
                                             President and Director

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                    /s/ Douglas D. Spedden
                                  -------------------------------
                                    Treasurer and Assistant Secretary

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                    /s/ Terry L. Carter
                                 ----------------------------------
                                    Controller, Assistant Secretary and
                                    Assistant Treasurer

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                        /s/ David L. Allred
                                      ----------------------------
                                        Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                         /s/ Thomas G. Herion
                                      -------------------------------
                                         Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                        /s/ Richard L. Paulson
                                      -----------------------------
                                        Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, St. Maries River Railroad Company, a Idaho corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     N O W, T H E R E F O R E, the undersigned hereby constitutes and appoints RALPH M. DAVISSON and MALCOLM A. RYERSE, or either of them, his or her
-----------------     -----------------
attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                        /s/ Gerald L. Zuehlke
                                      ------------------------------
                                        Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Richard K. Kelly
                                   -------------------------------
                                      President and Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.


                                      /s/ Douglas D. Spedden
                                   ------------------------------------
                                      Treasurer and Assistant Secretary

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Terry L. Carter
                                    --------------------------------
                                      Controller

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Thomas G. Herion
                                   -----------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17/th/ day of September, 2001.



                                      /s/ Richard L. Paulson
                                   ----------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Malcolm A. Ryerse
                                   ----------------------------------
                                      Director

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, The Prescott and Northwestern Railroad Company, an Arkansas corporation (the "Corporation"), contemplates filing with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and amendments thereto, including post-effective amendments).

     WHEREAS, the undersigned is an officer or director, or both, of the Corporation.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints RALPH M.
                                                                     -------
DAVISSON and MALCOLM A. RYERSE, or either of them, his or her attorneys-in-fact
--------     -----------------
and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14/th/ day of September, 2001.



                                      /s/ Gerald L. Zuehlke
                                   ---------------------------------
                                      Director